Fees Summary	Aug. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 54,028,741.26
Previously Paid Amount	0.00
Total Fee Amount	7,461.37
Total Offset Amount	0.00
Net Fee	$ 7,461.37